UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 12, 2010

(Date of Report - Date of earliest event reported on)

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Derby Road, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable

(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 203.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On November 12, 2010, Community Bancorp. (the “Company”) announced the retirement of Chairman Richard C. White from the Boards of Directors of the Company and its wholly-owned subsidiary, Community National Bank, effective January 1, 2011.  President and Chief Executive Officer Stephen P. Marsh will assume the title of Chairman effective upon Mr. White’s retirement.

A copy of the Company’s press release announcing Mr. White’s retirement from the Board and Mr. Marsh’s appointment as successor Chairman is filed as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

The following Exhibit, referred to in Item 5.02 of this Report is furnished, not filed, herewith:

Exhibit 99.1, Press Release dated November 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: November 12, 2010	/s/ Stephen P. Marsh
Stephen P. Marsh,
President & Chief Executive Officer